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                                                                      EXHIBIT 23



                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our reports on the June 30, 1997 financial statements and schedules of OIS Optical Imaging Systems, Inc. dated August 29, 1997 included in or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 registration statements, File Nos. 0-16343 and 33-58562.


\s\ Arthur Andersen LLP

Detroit, Michigan
September 26, 1997







                      EXHIBIT 23 -- Page 1 of Exhibit 23